May 5, 2020 First Quarter 2020 Earnings 1Q CONFERENCE CALL Louis Pinkham Rob Rehard Chief Executive Officer Vice President Chief Financial Officer

1Q 2020 CAUTIONARY STATEMENT The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border With the exception of historical facts, the statements contained in this presentation may be forward-looking actions and the like, and other external factors that we cannot control; product liability and other litigation, statements. Forward-looking statements represent our management’s judgment regarding future events. In or claims by end users, government agencies or others that our products or our customers’ applications many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” failed to perform as anticipated, particularly in high volume applications or where such failures are alleged “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated these terms or other similar words. These forward-looking statements are not guarantees of future adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses we may performance and are subject to risks, uncertainties, assumptions and other factors, some of which are incur related to product warranty issues; our dependence on key suppliers and the potential effects of beyond our control, which could cause actual results to differ materially from those expressed or implied by supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual such forward-looking statements, including but not limited to: the continued financial and operational property, and claims of infringement by us of third party technologies; effects on earnings of any significant impacts of and uncertainties relating to the COVID-19 pandemic on us and our customers and suppliers and impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving the geographies in which we operate; uncertainties regarding our ability to execute our restructuring plans our information technology infrastructure and data; cyclical downturns affecting the global market for within expected costs and timing; actions taken by our competitors and our ability to effectively compete in capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk the increasingly competitive global electric motor, drives and controls, power generation and power Factors” of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange transmission industries; our ability to develop new products based on technological innovation, such as the Commission on February 26, 2020 and from time to time in other filed reports. All subsequent written and Internet of Things, and marketplace acceptance of new and existing products, including products related to oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified technology not yet adopted or utilized in certain geographic locations in which we do business; fluctuations in their entirety by the applicable cautionary statements. The forward-looking statements included in this in commodity prices and raw material costs; our dependence on significant customers; risks associated with presentation are made only as of their respective dates, and we undertake no obligation to update these global manufacturing; issues and costs arising from the integration of acquired companies and businesses statements to reflect subsequent events or circumstances. and the timing and impact of purchase accounting adjustments; our overall debt levels and our ability to repay principal and interest on our outstanding debt; prolonged declines in one or more markets we serve, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, ©2020 Regal Beloit Corporation 2

1Q 2020 NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income in the United States (“GAAP”). We also periodically disclose certain financial measures in our before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from quarterly earnings releases, on investor conference calls, and in investor presentations and ongoing business, adjusted income from operations of ongoing business, ongoing business similar events that may be considered “non-GAAP” financial measures. This additional adjusted operating margin and adjusted diluted earnings per share for ongoing business are information is not meant to be considered in isolation or as a substitute for our results of primarily used to help us evaluate our business and forecast our future results. Accordingly, we operations prepared and presented in accordance with GAAP. believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables in the appendix to the most directly comparable GAAP financial In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP measures: adjusted diluted earnings per share (both historical and projected), adjusted income sales from existing operations excluding any sales from acquired businesses recorded prior to from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, the first anniversary of the acquisition (“net sales from business acquired") and excluding any adjusted operating leverage, adjusted net income attributable to Regal Beloit Corporation, free sales from business divested/to be exited (“net sales from business divested/to be exited“) cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit recorded prior to the first anniversary of the exit and excluding the impact of foreign currency Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted translation. The impact of foreign currency translation is determined by translating the effective tax rate, net sales from ongoing business, adjusted income from operations of respective period’s organic sales using the currency exchange rates that were in effect during ongoing business, ongoing business adjusted operating margin, and adjusted diluted earnings the prior year periods. We use the term “organic sales growth” to refer to the increase in our per share for ongoing business. We believe that these non-GAAP financial measures are useful sales between periods that is attributable to organic sales. For further clarification, we may use measures for providing investors with additional information regarding our results of the term “acquisition growth” to refer to the increase in our sales between periods that is operations and for helping investors understand and compare our operating results across attributable to acquisition sales. accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a ©2020 Regal Beloit Corporation 3

1Q 2020 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2020 Results & 2020 Scenario Planning ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO ©2020 Regal Beloit Corporation 4

1Q 2020 OVERVIEW • CEO Perspective on COVID-19 ($ in millions, except per share data) 1Q 2019 1Q 2020 • Sales Down 9.8% on an Organic Basis Adjusted Net Sales* $820.3 $734.2 • Significant Headwinds From Weather and COVID-19 Adjusted Income from • 80/20 Pruning Initiatives Reduced Sales by ~180bps $89.5 $79.2 Operations* • Margins Supported by Reorganization and Cost-Out Initiatives • Deleverage of 12.0% Adjusted Operating Margin* 10.9% 10.8% • Operating Margin ~Stable Y/Y Despite Top Line Pressure Adjusted Diluted EPS* $1.40 $1.31 • Strong Free Cash Flow of $92M Net Cash Provided by • FCF Conversion at almost 200% $18.3 $102.7 Operating Activities • COVID-19 is Materially Impacting the Business • April Orders Down 30% * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ©2020 Regal Beloit Corporation 5

1Q 2020 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2020 Results & 2020 Scenario Planning ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO ©2020 Regal Beloit Corporation 6

1Q 2020 COMMERCIAL SYSTEMS

Sales

- **Organic Sales* Down 12.5%**
- **Market Performance**
  - – Pool Pump
  - – Commercial HVAC
  - – Europe Air Moving
  - – 80/20 Account Pruning (~1.1%)
  - – COVID-19 Broad-Based Headwinds

Adjusted Operating Margin*

- **7.8% of Adj. Net Sales**
- **Down 230 bps from Prior Year**
  - – Volume
  - – YOY Cost Roll Impact
  - + Cost Reductions



Adjusted Net Sales*
($ Millions)
$229.8
$199.4
1Q19
1Q20
Adjusted Income from Operations*
($ Millions)
$23.2
$15.5
1Q19
1Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Adjusted Deleverage Below Historical Rates Despite Significant Topline Headwinds

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1Q 2020 INDUSTRIAL SYSTEMS

Sales

- **Organic Sales* Down 4.5%**
- **Market Performance**
  - – Power Generation
  - – NA Industrial
  - – COVID-19 Impacts
  - – 80/20 Account Pruning (~3%)
  - + Data Centers

Adjusted Operating Margin*

- **0.8% of Adj. Net Sales**
- **Up 230 bps from Prior Year**
  - + Mix
  - + Price/Material Costs
  - + Cost Reductions
  - – Volume
  - – YOY Cost Roll Impact


Adjusted Net Sales*
($ Millions)
$138.1
$129.6
1Q19
1Q20
Adjusted Income from Operations*
($ Millions)
$1.0
-$2.1
1Q19
1Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Improving Profitability Despite Topline Headwinds

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1Q 2020 CLIMATE SOLUTIONS

Sales
- **Organic Sales* Down 14.8%**
- **Market Performance**
  - – NA HVAC Mild Winter (HDD Down ~20%)
  - – FER Pre-Buy Inventory
  - – COVID-19, Europe
  - – 80/20 Account Pruning (~2.5%)

Adjusted Operating Margin*
- **15.2% of Adj. Net Sales**
- **Down 50 bps from Prior Year**
  - – Volume
  - + Price/Cost
  - + SG&A Reductions
  - + Mix

Adjusted Net Sales*
($ Millions)


$247.8
$210.1
1Q19
1Q20

Adjusted Income from Operations*
($ Millions)


$38.9
$32.0
1Q19
1Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Deleverage at ~18% Despite Significant Topline Decline from Prior Year

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1Q 2020 POWER TRANSMISSION SOLUTIONS

Sales

- **Organic Sales* Down 4.2%**
- **Market Performance**
  - – Upstream & Midstream Oil & Gas
  - – COVID-19 Impacts
  - – 80/20 Account Pruning (~1%)
  - + Renewable Energy

Adjusted Operating Margin*

- **15.7% of Adj. Net Sales**
- **Up 130 bps from Prior Year**
  - + Price/Cost
  - + Productivity
  - + Cost Reductions
  - + 80/20
  - – Volume
  - – Mix


Adjusted Net Sales*
($ Millions)
$204.6
$195.1
1Q19
1Q20
Adjusted Income from Operations*
($ Millions)
$29.5
$30.7
1Q19
1Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Improved Operating Profit Despite Topline Headwinds

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1Q 2020 KEY FINANCIAL METRICS Capital Expenditures Balance Sheet as March 28, 2020 • $10.9 Million in 1Q 2020 • Total Debt of $1,364.9 Million • $50.0 Million Expected in FY 2020 • Net Debt of $760.4 Million • Down $45.7 Million from 4Q 2019 Restructuring & Related Costs • Net Debt/Adj. EBITDA* of 1.6 • $5.6 Million in 1Q 2020 • $18.0 Million Expected in FY 2020 Free Cash Flow* • $91.8 Million in 1Q 2020, Up $93.7 Million from 2019 Effective Tax Rate (ETR) • Purchased ~315K Shares for a Total of $25 Million in 1Q 2020 • 22.1% Adj. ETR* in 1Q 2020 • Share Purchases Temporarily Paused • 21.0% Adj. ETR* Expected in FY 2020 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ©2020 Regal Beloit Corporation 11

1Q 2020 FULL YEAR 2020 GUIDANCE UPDATE

Withdrawing FY 2020 Revenue and EPS Guidance Given Low Visibility During COVID-19 Pandemic

Scenario Analysis: Target Deleverage Rates Under Scenarios For Revenue Decline*

	Q2	
Sales Decline From PY	20%	35%
Target Deleverage Range	18% - 22%	26% - 32%

Scenario Assumptions

- Revenue Declines Are Consistent Across Segments
- No Material Degradation of Supply Chain
- Additional Cost Actions Likely Beyond Those Currently Disclosed
- Would Expect Similar Deleverage Rates in 2H at These Rates of Revenue Decline

Other FY 2020 Modeling Assumptions

- Net Interest Expense of ~$43 Million
- Capital Expenditures of ~$50 Million
- Depreciation & Amortization Expense of ~$130 Million
- Effective Tax Rate of ~21%
- Restructuring Expense of ~$18 Million
- Expect FCF > 100% of Adj. Net Income

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Expect To Keep Deleverage Rates Below Historic Levels

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1Q 2020

LIQUIDITY AND CAPITAL ALLOCATION

($ in Millions)

Net Leverage (*)


1.6x
$760
$466
Net Debt
LTM Adj EBITDA

- Flexible and Conservative Capital Structure
- Net Debt to Adj. EBITDA Well Within Comfort Zone of 1.5-2.0
- With an Abundance of Caution, Drew Down Full Revolver in March/April.
- Cash & Cash Equivalents of ~$890 Million as of May 1, 2020

Scheduled Debt Maturities


$1,066
$231
$68
'20
'21
'22
'23
'24

- First Private Placement Note Comes Due June '21
- No Required Term Loan Payments Until '22

Capital Allocation

- **Capex**: Current Forecast $50 Million (-$25 Million or ~35%); Will Flex Further if Downturn More Extensive
- **Share Repurchases**: Temporarily Suspended
- **Dividend**: Will Continue to Pay Dividend
- **M&A**: Continue to evaluate strategic M&A opportunities
- **TWC**: Selectively Building Strategic Inventory While Managing TWC to Ensure Source of Cash in 2020

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Sufficient Liquidity and Conservative Capital Allocation Strategy

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1Q 2020 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2020 Results & 2020 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO ©2020 Regal Beloit Corporation 14

1Q Appendix

1Q 2020 APPENDIX ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Mar 28, Mar 30, 2020 2019 GAAP Diluted Earnings Per Share $ 1.12 $ 1.99 Restructuring and Related Costs 0.10 0.04 Loss (Gain) on Businesses Divested and Assets to be Exited 0.03 (0.59) Net Loss (Income) from Businesses Divested/to be Exited 0.01 (0.07) Executive Transition Costs 0.05 0.03 Adjusted Diluted Earnings Per Share $ 1.31 $ 1.40 ©2020 Regal Beloit Corporation 16

1Q 2020 APPENDIX Three Months Ended Power Commercial Transmission ADJUSTED INCOME (LOSS) FROM OPERATIONS Systems Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Mar 28, Mar 30, Mar 28, Mar 30, Mar 28, Mar 30, Mar 28, Mar 30, Mar 28, Mar 30, 2020 2019 2020 2019 2020 2019 2020 2019 2020 2019 GAAP Income (Loss) from Operations $ 12.5 $ 57.8 $ (0.5) $ (4.3) $ 29.5 $ 38.9 $ 28.5 $ 28.2 $ 70.0 $ 120.6 Restructuring and Related Costs 1.8 1.2 0.9 0.9 1.1 0.1 1.8 0.1 5.6 2.3 Purchase Accounting and Transaction Costs - 0.1 - - - - - - - 0.1 Loss (Gain) on Businesses Divested and Assets to be Exited 0.7 (34.6) 0.2 1.0 0.5 1.3 - 1.1 1.4 (31.2) Operating Loss (Income) from Businesses Divested/to be Exited - (1.7) - - 0.4 (1.9) - (0.3) 0.4 (3.9) Executive Transition Costs 0.5 0.4 0.4 0.3 0.5 0.5 0.4 0.4 1.8 1.6 Adjusted Income (Loss) from Operations $ 15.5 $ 23.2 $ 1.0 $ (2.1) $ 32.0 $ 38.9 $ 30.7 $ 29.5 $ 79.2 $ 89.5 GAAP Operating Margin % 6.3% 23.9% (0.4)% (3.1)% 14.0% 14.8% 14.6% 13.4% 9.5% 14.1 % Adjusted Operating Margin % 7.8% 10.1% 0.8% (1.5)% 15.2% 15.7% 15.7% 14.4% 10.8% 10.9% ©2020 Regal Beloit Corporation 17

1Q 2020 APPENDIX Three Months Ended Commercial Power Transmission ADJUSTED NET SALES Systems Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Mar 28, Mar 30, Mar 28, Mar 30, Mar 28, Mar 30, Mar 28, Mar 30, Mar 28, Mar 30, 2020 2019 2020 2019 2020 2019 2020 2019 2020 2019 Net Sales $ 199.4 $ 242.2 $ 129.6 $ 138.1 $ 210.1 $ 263.3 $ 195.1 $ 210.2 $ 734.2 $ 853.8 Nets Sales from Businesses Divested/to be Exited - (12.4) - - - (15.5) - (5.6) - (33.5) Adjusted Net Sales $ 199.4 $ 229.8 $ 129.6 $ 138.1 $ 210.1 $ 247.8 $ 195.1 $ 204.6 $ 734.2 $ 820.3 ©2020 Regal Beloit Corporation 18

1Q 2020 APPENDIX ADJUSTED EFFECTIVE TAX RATE Three Months Ended (Dollars in Millions) Mar 28, Mar 30, 2020 2019 Income before Taxes $ 60.6 $ 108.0 Provision for Income Taxes 13.9 21.2 Effective Tax Rate 22.9% 19.6% Income before Taxes $ 60.6 $ 108.0 Loss (Gain) on Businesses Divested and Assets to be Exited 1.4 (31.2) Adjusted Income before Taxes $ 62.0 $ 76.8 Provision for Income Taxes $ 13.9 $ 21.2 Tax Effect from Loss (Gain) on Businesses Divested and Assets to be Exited 0.3 (5.3) Non-deductible Portion of Executive Transition Costs (0.5) - Adjusted Provision for Income Taxes $ 13.7 $ 15.9 Adjusted Effective Tax Rate 22.1% 20.7% ©2020 Regal Beloit Corporation 19

1Q 2020 APPENDIX Three Months FREE CASH FLOW Ended (Dollars in Millions) Mar 28, Mar 30, 2020 2019 Net Cash Provided by Operating Activities $ 102.7 $ 18.3 Additions to Property Plant and Equipment (10.9) (20.2) Free Cash Flow $ 91.8 $ (1.9) GAAP Net Income Attributable to Regal Beloit Corporation $ 45.8 $ 85.9 Loss (Gain) on Businesses Divested and Impairments 1.4 (31.2) Tax Effect from Loss (Gain) on Businesses Divested and Impairments (0.3) 5.3 Adjusted Net Income Attributable to Regal Beloit Corporation $ 46.9 $ 60.0 Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 195.7% (3.2)% ©2020 Regal Beloit Corporation 20

1Q 2020 APPENDIX ORGANIC SALES GROWTH Three Months Ended (Dollars in Millions) Power Commercial Industrial Climate Transmission Systems Systems Solutions Solutions Total Regal Net Sales Three Months Ended Mar 28, 2020 $ 199.4 $ 129.6 $ 210.1 $ 195.1 $ 734.2 Impact from Foreign Currency Exchange Rates 1.7 2.3 1.0 1.0 6.0 Organic Sales Three Months Ended Mar 28, 2020 $ 201.1 $ 131.9 $ 211.1 $ 196.1 $ 740.2 Net Sales Three Months Ended Mar 30, 2019 $ 242.2 $ 138.1 $ 263.3 $ 210.2 $ 853.8 Net Sales from Business Divested/to be Exited (12.4) - (15.5) (5.6) (33.5) Adjusted Net Sales Three Months Ended Mar 30, 2019 $ 229.8 $ 138.1 $ 247.8 $ 204.6 $ 820.3 Organic Sales Growth % (12.5)% (4.5)% (14.8)% (4.2)% (9.8)% Net Sales Growth % (17.7)% (6.2)% (20.2)% (7.2)% (14.0)% ©2020 Regal Beloit Corporation 21

1Q 2020 APPENDIX TOTAL GROSS DEBT/ADJUSTED EBITDA (Dollars in Millions) TOTAL GROSS DEBT/EBITDA LTM Mar 28, (Dollars in Millions) 2020 LTM Mar 28, Net Income $ 202.5 2020 Plus: Taxes 53.9 Net Income $ 202.5 Plus: Interest Expense 51.0 Less: Interest Income Plus: Taxes 53.9 (5.6) Plus: Depreciation and Amortization 132.8 Plus: Interest Expense 51.0 Plus: Restructuring and Related Costs 34.6 Less: Interest Income (5.6) Plus: Impairment and Exit Related Costs 1.5 Plus: Depreciation and Amortization 132.8 Plus: Executive Transition Costs 2.4 EBITDA $ 434.6 Plus: Operating Loss from Businesses Divested/to be Exited 0.2 Less: Gain on Sale of Assets (3.8) Less: Gain on Divestiture of Business (3.6) Current Maturities of Debt $ 0.6 Long-Term Debt 1,364.3 Adjusted EBITDA $ 465.9 Total Gross Debt $ 1,364.9 Current Maturities of Debt $ 0.6 Long-Term Debt 1,364.3 Total Gross Debt/EBITDA 3.1 Total Gross Debt $ 1,364.9 Total Gross Debt/Adjusted EBITDA 2.9 ©2020 Regal Beloit Corporation 22

1Q 2020 APPENDIX TOTAL NET DEBT/ADJUSTED EBITDA TOTAL NET DEBT/EBITDA (Dollars in Millions) LTM Mar 28, (Dollars in Millions) 2020 LTM Mar 28, Net Income $ 202.5 2020 Plus: Taxes 53.9 Net Income $ 202.5 Plus: Interest Expense 51.0 Less: Interest Income (5.6) Plus: Taxes 53.9 Plus: Depreciation and Amortization 132.8 Plus: Interest Expense 51.0 Plus: Restructuring and Related Costs 34.6 Less: Interest Income (5.6) Plus: Impairment and Exit Related Costs 1.5 Plus: Depreciation and Amortization 132.8 Plus: Executive Transition Costs 2.4 Plus: Operating Loss from Businesses Divested/to be Exited 0.2 Adjusted EBITDA $ 434.6 Less: Gain on Sale of Assets (3.8) Less: Gain on Divestiture of Business (3.6) Current Maturities of Debt $ 0.6 Adjusted EBITDA $ 465.9 Long-Term Debt 1,364.3 Less: Cash (604.5) Current Maturities of Debt $ 0.6 Total Net Debt $ 760.4 Long-Term Debt 1,364.3 Less: Cash (604.5) Total Net Debt $ 760.4 Total Net Debt/Adjusted EBITDA 1.7 Total Net Debt/Adjusted EBITDA 1.6 ©2020 Regal Beloit Corporation 23

1Q 2020 APPENDIX OPERATING LEVERAGE-TOTAL REGAL Three Months Ended (Dollars in Millions) Mar 28, Mar 30, 2020 2019 Change GAAP Income from Operations $ 70.0 $ 120.6 $ (50.6) Adjusted Income from Operations $ 79.2 $ 89.5 $ (10.3) Net Sales $ 734.2 $ 853.8 $ (119.6) Adjusted Net Sales $ 734.2 $ 820.3 $ (86.1) GAAP Operating Leverage 42.3 % Adjusted Operating Leverage 12.0% ©2020 Regal Beloit Corporation 24

1Q 2020 APPENDIX OPERATING LEVERAGE-COMMERCIAL SYSTEMS Three Months Ended (Dollars in Millions) Mar 28, Mar 30, 2020 2019 Change GAAP Income from Operations $ 12.5 $ 57.8 $ (45.3) Adjusted Income from Operations $ 15.5 $ 23.2 $ (7.7) Net Sales $ 199.4 $ 242.2 $ (42.8) Adjusted Net Sales $ 199.4 $ 229.8 $ (30.4) GAAP Operating Leverage 105.8 % Adjusted Operating Leverage 25.3 % OPERATING LEVERAGE-CLIMATE SOLUTIONS Three Months Ended (Dollars in Millions) Mar 28, Mar 30, 2020 2019 Change GAAP Income from Operations $ 29.5 $ 38.9 $ (9.4) Adjusted Income from Operations $ 32.0 $ 38.9 $ (6.9) Net Sales $ 210.1 $ 263.3 $ (53.2) Adjusted Net Sales $ 210.1 $ 247.8 $ (37.7) GAAP Operating Leverage 17.7 % Adjusted Operating Leverage 18.3% ©2020 Regal Beloit Corporation 25

1Q 2020 APPENDIX

The following tables outline by quarter and full year the 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 First Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended March 30, 2019	$ 242.2	$ 138.1	$ 263.3	$ 210.2	$ 853.8
Net Sales from Businesses Divested/to be Exited	(12.4)	-	(15.5)	(5.6)	(33.5)
Adjusted Net Sales from Ongoing Business	$ 229.8	$ 138.1	$ 247.8	$ 204.6	$ 820.3
GAAP Income (Loss) from Operations Three Months Ended March 30, 2019	$ 57.8	$ (4.3)	$ 38.9	$ 28.2	$ 120.6
Restructuring and Related Costs	1.2	0.9	0.1	0.1	2.3
Purchase Accounting and Transaction Costs	0.1	-	-	-	0.1
(Gain) Loss on Businesses Divested and Assets to be Exited	(34.6)	1.0	1.3	1.1	(31.2)
Operating Income from Businesses Divested/to be Exited	(1.7)	-	(1.9)	(0.3)	(3.9)
Executive Transition Costs	0.4	0.3	0.5	0.4	1.6
Adjusted Income (Loss) from Operations of Ongoing Business	$ 23.2	$ (2.1)	$ 38.9	$ 29.5	$ 89.5
Ongoing Business Adjusted Operating Margin %	10.1 %	(1.5)%	15.7 %	14.4 %	10.9 %
Fiscal 2019 Second Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended June 29, 2019	$ 246.3	$ 155.5	$ 267.9	$ 204.0	$ 873.7
Net Sales from Businesses Divested/to be Exited	(12.6)	-	(5.6)	-	(18.2)
Adjusted Net Sales from Ongoing Business	$ 233.7	$ 155.5	$ 262.3	$ 204.0	$ 855.5
GAAP Income (Loss) from Operations Three Months Ended June 29, 2019	$ 20.8	$ (1.3)	$ 51.7	$ 24.8	$ 96.0
Restructuring and Related Costs	1.1	1.5	0.6	0.4	3.6
(Gain) Loss on Businesses Divested and Assets to be Exited	1.8	-	(6.1)	0.1	(4.2)
Operating Income from Businesses Divested/to be Exited	(1.6)	-	(0.1)	-	(1.7)
Executive Transition Costs	0.1	-	-	-	0.1
Adjusted Income from Operations of Ongoing Business	$ 22.2	$ 0.2	$ 46.1	$ 25.3	$ 93.8
Ongoing Business Adjusted Operating Margin %	9.5 %	0.1 %	17.6 %	12.4 %	11.0 %

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1Q 2020 APPENDIX

The following tables outline by quarter and full year the 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Third Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended September 28, 2019	$ 214.8	$ 143.8	$ 230.9	$ 182.8	$ 772.3
Net Sales from Businesses Divested/to be Exited	-	-	(0.9)	-	(0.9)
Adjusted Net Sales from Ongoing Business	$ 214.8	$ 143.8	$ 230.0	$ 182.8	$ 771.4
GAAP Income (Loss) from Operations Three Months Ended September 28, 2019	$ 16.6	$ (2.3)	$ 37.6	$ 20.9	$ 72.8
Restructuring and Related Costs	2.5	3.1	0.8	0.9	7.3
Loss on Businesses Divested and Assets to be Exited	0.1	-	0.1	-	0.2
Operating Income from Businesses Divested/to be Exited	-	-	0.9	-	0.9
Executive Transition Costs	-	0.1	-	-	0.1
Adjusted Income from Operations of Ongoing Business	$ 19.2	$ 0.9	$ 39.4	$ 21.8	$ 81.3
Ongoing Business Adjusted Operating Margin %	8.9 %	0.6 %	17.1 %	11.9 %	10.5 %
Fiscal 2019 Fourth Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended December 28, 2019	$ 199.4	$ 129.6	$ 210.1	$ 195.1	$ 734.2
Net Sales from Businesses Divested/to be Exited	-	-	-	-	-
Adjusted Net Sales from Ongoing Business	$ 199.4	$ 129.6	$ 210.1	$ 195.1	$ 734.2
GAAP Income (Loss) from Operations Three Months Ended December 28, 2019	$ 7.9	$ (1.4)	$ 35.7	$ 19.5	$ 61.7
Restructuring and Related Costs	7.0	2.9	2.7	5.5	18.1
Gain on Sale of Assets	-	-	(3.8)	-	(3.8)
Loss on Businesses Divested and Assets to be Exited	0.1	-	-	0.4	0.5
Operating (Income) Loss from Businesses Divested/to be Exited	-	-	0.6	-	0.6
Executive Transition Costs	0.1	0.1	0.1	0.1	0.4
Adjusted Income from Operations of Ongoing Business	$ 15.1	$ 1.6	$ 35.3	$ 25.5	$ 77.5
Ongoing Business Adjusted Operating Margin %	7.6%	1.2%	16.8%	13.1%	10.6%

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
27

1Q 2020 APPENDIX

The following tables outline by quarter and full year the 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Twelve Months Ended for Ongoing Business					
Net Sales Twelve Months Ended December 28, 2019	$ 902.7	$ 567.0	$ 972.2	$ 792.1	$ 3,234.0
Net Sales from Businesses Divested/to be Exited	(25.0)	-	(22.0)	(5.6)	(52.6)
Adjusted Net Sales from Ongoing Business	$ 877.7	$ 567.0	$ 950.2	$ 786.5	$ 3,181.4
GAAP Income (Loss) from Operations Nine Months Ended December 28, 2019	$ 103.1	$ (9.3)	$ 163.9	$ 93.4	$ 351.1
Restructuring and Related Costs	11.8	8.4	4.2	6.9	31.3
Purchase Accounting and Transaction Costs	0.1	-	-	-	0.1
Gain on Sale of Assets	-	-	(3.8)	-	(3.8)
(Gain) Loss on Businesses Divested and Assets to be Exited	(32.6)	1.0	(4.7)	1.6	(34.7)
Operating Income from Businesses Divested/to be Exited	(3.3)	-	(0.5)	(0.3)	(4.1)
Executive Transition Costs	0.6	0.5	0.6	0.5	2.2
Adjusted Income from Operations of Ongoing Business	$ 79.7	$ 0.6	$ 159.7	$ 102.1	$ 342.1
Ongoing Business Adjusted Operating Margin %	9.1 %	0.1 %	16.8 %	13.0 %	10.8 %

2019 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Three Months Ended				Twelve Months Ended Dec 28, 2019
	Mar 30, 2019	Jun 29, 2019	Sep 28, 2019	Dec 28, 2019	
Adjusted Diluted Earnings Per Share	$ 1.43	$ 1.52	$ 1.35	$ 1.25	$ 5.55
Earnings Per Share from Businesses Divested/to be Exited	(0.03)	(0.03)	-	-	(0.06)
Adjusted Diluted Earnings Per Share for Ongoing Business	$ 1.40	$ 1.49	$ 1.35	$ 1.25	$ 5.49

REGAL CREATING A BETTER TOMORROW™...
©2020 Regal Beloit Corporation
28

1Q 2020 APPENDIX Shipping 1Q 2Q 3Q 4Q FY Days 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 2020 63 63 63 64 253 ▪ Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 ▪ Fiscal Years 2015, 2016, 2017, 2018 and 2019 have 52 weeks ▪ Fiscal Year 2014 and 2020 have 53 weeks ©2020 Regal Beloit Corporation 29